                                                                Exhibit 99.2

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

I.       RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                               391,841.85
Available Funds:
        Contract Payments due and received in this period                                      2,896,665.00
        Contract Payments due in prior period(s) and received in this period                     266,892.38
        Contract Payments received in this period for next period                                147,122.29
        Sales, Use and Property Tax, Maintenance, Late Charges                                   110,714.57
        Prepayment Amounts related to early termination in this period                            87,599.27
        Servicer Advance                                                                         356,401.14
        Proceeds received from recoveries on previously Defaulted Contracts                            0.00
        Transfer from Reserve Account                                                              2,737.17
        Interest earned on Collection Account                                                      2,485.41
        Interest earned on Affiliated Account                                                         83.59
        Proceeds from repurchase of Contracts per Contribution and Servicing
          Agreement Section 5.03                                                                       0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01
          (Substituted contract < Predecessor contract)                                                0.00
        Amounts paid under insurance policies                                                          0.00
        Any other amounts                                                                              0.00
                                                                                               ------------
Total Available Funds                                                                          4,262,542.67
Less: Amounts to be Retained in Collection Account                                               483,102.89
                                                                                               ------------
AMOUNT TO BE DISTRIBUTED                                                                       3,779,439.78
                                                                                               ============

DISTRIBUTION OF FUNDS:
          1.     To Trustee -  Fees                                                                    0.00
          2.     To Servicer, any unreimbursed Nonrecoverable Advances or
                    Servicer Advances                                                            266,892.38
          3.     To Noteholders (For Servicer Report immediately following the
                    Final Additional Closing Date)

                        a) Class A1 Principal and Interest                                             0.00
                        a) Class A2 Principal (distributed after A1 Note matures) and Interest         0.00
                        a) Class A3 Principal (distributed after A2 Note matures) and Interest         0.00
                        a) Class A4 Principal (distributed after A3 Note matures)
                            and Interest                                                       2,955,534.77
                        b) Class B Principal and Interest                                         50,459.93
                        c) Class C Principal and Interest                                        101,270.81
                        d) Class D Principal and Interest                                         68,534.38
                        e) Class E Principal and Interest                                         89,964.26

          4.     To Reserve Account for Requirement per Indenture Agreement Section 3.08               0.00
          5.     To Issuer - Residual Principal and Interest and Reserve Account Distribution
                        a) Residual Interest (Provided no Restricting or
                           Amortization Event in effect)                                          14,571.65
                        b) Residual Principal (Provided no Restricting or
                           Amortization Event in effect)                                          86,433.99
                        c) Reserve Account Distribution (Provided no Restricting
                           or Amortization Event in effect)                                        2,737.17
          6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                 Earned and Any Other Amounts                                                    113,283.57
          7.     To Servicer, Servicing Fee and other Servicing Compensations                     29,756.87
                                                                                               ------------
TOTAL FUNDS DISTRIBUTED                                                                        3,779,439.78
                                                                                               ============
                                                                                               ------------
End of Period Collection Account Balance {Includes Payments in Advance &
Restricting Event Funds (if any)}                                                                483,102.89
                                                                                               ============

II.      RESERVE ACCOUNT

Beginning Balance                                                                          $  2,702,437.25
            - Add Investment Earnings                                                             2,737.17
            - Add Transfer from Certificate Account (To Satisfy Reserve
               Account Requirement)                                                                   0.00
            - Less Distribution to Certificate Account                                            2,737.17
                                                                                           ---------------
End of period balance                                                                      $  2,702,437.25
                                                                                           ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
  (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.               $  2,702,437.25
                                                                                           ===============

                            DVI RECEIVABLES X 1999-2
                                 SERVICE REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

III.     CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                           Pool A                            57,505,820.87
                           Pool B                            12,323,155.80
                                                             -------------
                                                                                   69,828,976.67
Class A Overdue Interest, if any                                      0.00
Class A Monthly Interest - Pool A                               345,993.36
Class A Monthly Interest - Pool B                                74,144.32

Class A Overdue Principal, if any                                     0.00
Class A Monthly Principal - Pool A                            1,906,898.49
Class A Monthly Principal - Pool B                              628,498.60
                                                             -------------
                                                                                    2,535,397.09
Ending Principal Balance of the Class A Notes
                           Pool A                            55,598,922.38
                           Pool B                            11,694,657.20
                                                             -------------         -------------
                                                                                   67,293,579.58
                                                                                   =============

-----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $237,814,000    Original Face $237,814,000    Balance Factor
       $  1.766665                   $ 10.661261               28.296728%
------------------------------------------------------------------------------

IV.      CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Class A1                                       0.00
                          Class A2                                       0.00
                          Class A3                                       0.00
                          Class A4                              69,828,976.67
                                                                -------------

Class A Monthly Interest                                                            69,828,976.67
                          Class A1 (Actual Number Days/360)              0.00
                          Class A2                                       0.00
                          Class A3                                       0.00
                          Class A4                                 420,137.68
                                                                -------------

Class A Monthly Principal
                          Class A1                                       0.00
                          Class A2                                       0.00
                          Class A3                                       0.00
                          Class A4                               2,535,397.09
                                                                 ------------
                                                                                     2,535,397.09
Ending Principal Balance of the Class A Notes
                          Class A1                                       0.00
                          Class A2                                       0.00
                          Class A3                                       0.00
                          Class A4                              67,293,579.58
                                                                -------------       -------------
                                                                                    67,293,579.58
                                                                                    =============

Class A4

-----------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
Original Face $99,051,000    Original Face $99,051,000      Balance Factor
       $  4.241630                  $  25.596885               67.938314%
------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

V.       CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                            Pool A                             980,488.00
                            Pool B                             210,130.92
                                                               ----------
                                                                                1,190,618.92
 Class B Overdue Interest, if any                                    0.00
 Class B Monthly Interest - Pool A                               5,964.64
 Class B Monthly Interest - Pool B                               1,278.30
 Class B Overdue Principal, if any                                   0.00
 Class B Monthly Principal - Pool A                             32,503.95
 Class B Monthly Principal - Pool B                             10,713.04
                                                               ----------
                                                                                   43,216.99
 Ending Principal Balance of the Class B Notes
                            Pool A                             947,984.05
                            Pool B                             199,417.88
                                                               ----------       ------------
                                                                                1,147,401.93
                                                                                ============

---------------------------------------------------------------------------
Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
Original Face $4,054,000   Original Face $4,054,000        Balance Factor
       $  1.786616                $  10.660333                28.302958%
---------------------------------------------------------------------------

VI.      CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                           Pool A                       1,960,194.96
                           Pool B                         420,042.90
                                                        ------------
                                                                                 2,380,237.86
Class C Overdue Interest, if any                                0.00
Class C Monthly Interest - Pool A                          12,218.55
Class C Monthly Interest - Pool B                           2,618.27
Class C Overdue Principal, if any                              0 .00
Class C Monthly Principal - Pool A                         65,007.90
Class C Monthly Principal - Pool B                         21,426.09
                                                        ------------
                                                                                    86,433.99
Ending Principal Balance of the Class C Notes
                           Pool A                       1,895,187.06
                           Pool B                         398,616.81
                                                        ------------             ------------
                                                                                 2,293,803.87
                                                                                 ============

---------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $8,107,000    Original Face $8,107,000     Balance Factor
       $ 1.830125                  $ 10.661649             28.294115%
---------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

VII.     CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                           Pool A                       1,307,056.95
                           Pool B                         280,101.62
                                                        ------------
                                                                                  1,587,158.57

Class D Overdue Interest, if any                                0.00
Class D Monthly Interest - Pool A                           8,986.02
Class D Monthly Interest - Pool B                           1,925.70
Class D Overdue Principal, if any                               0.00
Class D Monthly Principal - Pool A                         43,338.60
Class D Monthly Principal - Pool B                      14,284.06
                                                        ------------
                                                                                     57,622.66
Ending Principal Balance of the Class D Notes
                           Pool A                       1,263,718.35
                           Pool B                         265,817.56
                                                        -------------             ------------
                                                                                  1,529,535.91
                                                                                  ============

--------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $5,405,000    Original Face $5,405,000     Balance Factor
       $ 2.018820                  $ 10.660992              28.298537%
--------------------------------------------------------------------------

VIII.    CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                           Pool A                         1,633,626.01
                           Pool B                           350,072.22
                                                          ------------
                                                                                 1,983,698.23

Class E Overdue Interest, if any                                  0.00
Class E Monthly Interest - Pool A                            14,770.70
Class E Monthly Interest - Pool B                             3,165.24
Class E Overdue Principal, if any                                 0.00
Class E Monthly Principal - Pool A                           54,173.25
Class E Monthly Principal - Pool B                           17,855.07
                                                          ------------
                                                                                    72,028.32
Ending Principal Balance of the Class E Notes
                           Pool A                         1,579,452.76
                           Pool B                           332,217.15
                                                          ------------           ------------
                                                                                 1,911,669.91
                                                                                 ============

--------------------------------------------------------------------------
Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $6,756,000    Original Face $6,756,000     Balance Factor
       $ 2.654816                  $ 10.661385              28.295884%
--------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                    Pool A                                     1,960,760.96
                    Pool B                                       420,201.60
                                                               ------------
                                                                                      2,380,962.56

Residual Interest - Pool A                                        12,000.04
Residual Interest - Pool B                                         2,571.61
Residual Principal - Pool A                                       65,007.90
Residual Principal - Pool B                                       21,426.09
                                                               ------------
                                                                                         86,433.99
Ending Residual Principal Balance
                    Pool A                                     1,895,753.06
                    Pool B                                       398,775.51
                                                               ------------          -------------
                                                                                      2,294,528.57
                                                                                     =============

X.   PAYMENT TO SERVICER

- Collection period Servicer Fee                                                                   29,756.87
- Servicer Advances reimbursement                                                                 266,892.38
- Tax, Maintenance, Late Charges, Bank Interest and other amounts                                 113,283.57
                                                                                                  ----------
Total amounts due to Servicer                                                                     409,932.82
                                                                                                  ==========

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                    65,347,947.71

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

        Decline in Aggregate Discounted Contract Balance                                                                2,166,930.10

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               -------------
          ending of the related Collection Period                                                                      63,181,017.61
                                                                                                                       =============

        Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments and Servicer Advances                       2,126,633.39

         - Principal portion of Prepayment Amounts                                               40,296.71

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                   0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                        0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                 0.00

                                                                                              ------------
                         Total Decline in Aggregate Discounted Contract Balance               2,166,930.10
                                                                                              ============

POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                                    14,003,705.03

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                      0.00

        Decline in Aggregate Discounted Contract Balance                                                                  714,202.95

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                               -------------
         ending of the related Collection Period                                                                       13,289,502.08
                                                                                                                       =============

        Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments and Servicer Advances                         667,465.68

         - Principal portion of Prepayment Amounts                                               46,737.27

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
             Contracts during the Collection Period                                                   0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
             Collection Period                                                                        0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
             during Collection Period                                                                 0.00

                                                                                              ------------
             Total Decline in Aggregate Discounted Contract Balance                             714,202.95
                                                                                              ============

                                                                                                                       -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                      76,470,519.69
                                                                                                                       =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A                                                                                                      PREDECESSOR
                                                        Discounted          Predecessor                      Discounted
Lease #     Lessee Name                                Present Value          Lease #                       Present Value
----------------------------------------------       ---------------       -------------                  ---------------
3024-003    RADNET MANAGEMENT II, INC.               $1,289,113.68           1667-003                     $  1,466,069.44
            CASH                                     $  176,955.76
1743-004    HYPERBARIC MANAGEMENT SYS                $1,539,883.34           2425-001                     $  1,890,612.33
3221-001    TOTAL IMAGING OF SUN CITY, LLC           $1,496,892.51           2427-001                     $  1,194,070.97
3307-001    OPEN MRI OHIO 2 VENTURES, LLC            $1,181,820.77            917-503                     $    644,152.99
3323-003    OPEN MRI OHIO 1 VENTURES, LLC            $1,162,123.59           1004-503                     $     77,559.49
                                                                             1048-501                     $    896,884.04
                                                                             1049-504                     $    644,152.99
                                                                             1050-504                     $     85,901.56

                                                     --------------                                       ---------------
                                     Totals:         $6,846,789.65                                        $  6,899,403.81

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
    CONTRACTS                                                                                             $  6,899,403.81
b) ADCB OF POOL A AT CLOSING DATE                                                                         $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of
      Predecessor Receivables                                                                             $          0.00
b)  Total discounted Contract Balance of
      Substitute Receivables                                                                              $          0.00
c)  If (a) > (b), amount to be deposited in
      Collection Account per Contribution &
      Servicing Agreement Section 7.02                                                                    $          0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                            YES _____     NO  X

POOL B                                                                                                  PREDECESSOR
                                                         Discounted            Predecessor               Discounted
Lease #     Lessee Name                                  Present Value           Lease #                Present Value
----------------------------------------------         ---------------        -------------            --------------
            NONE

                                                       --------------                                  --------------
                                      Totals:                $0.00                                     $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
    CONTRACTS                                                                                          $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                      $59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL
    UNLESS RATING AGENCY APPROVES)                                                                               0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                               YES_____   NO  X

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING                                                                                           Predecessor
                                                           Discounted             Predecessor                     Discounted
Lease #      Lessee Name                                  Present Value             Lease #                      Present Value
---------------------------------------------------      ---------------         ------------                   ---------------
2841-001     Medical Imaging Co. Inc.                     1,121,500.51             2207-001                     $    551,274.29
2004383-1    Robert Wood Johnson University                 512,828.61             2207-002                     $  1,160,782.50
2005209-2    Memorial Regional Medical Center               252,655.70             2207-003                     $    181,136.33
             Cash                                             6,208.31
2875-007     MRI of River North, Inc. et al.              1,629,015.55             2337-001                     $  1,215,773.70
3024-003     Radnet Management II, Inc.                   1,495,882.60             4283-401                     $    286,487.54
                                                                                   2314-002                     $  1,209,395.06
3718-005     USD Dayton Inc., & USD Dayton Holding        1,711,481.42             1969-003                     $  1,251,411.72
                                                                                   1954-002                     $    221,077.49
                                                                                   1954-003                     $     74,796.06
                                                                                   1095-501                     $    209,827.19
                                                         -------------                                          ---------------
                                            Totals:      $6,729,572.70                                          $  6,361,961.88

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                 $  6,361,961.88
b) ADCB OF POOL A AT CLOSING DATE                                                                               $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           3.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement
    Section 7.02                                                                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                          YES________   NO   X

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                         Predecessor
                                                             Discounted          Predecessor          Discounted
Lease #      Lessee Name                                    Present Value          Lease #           Present Value
---------------------------------------------------        --------------       ------------         -------------
               None
                                            Totals:                 $0.00                            $         0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
    SUBSTITUTED                                                                                      $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                    $59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $         0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $         0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                $         0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                          YES________   NO   X

                             DVI RECEIVABLE X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE FEBRUARY 13,2003

XV.    POOL PERFORMANCE MEASUREMENTS

1.     Aggregate Discounted Contract Balance

Contracts Delinquent > 90 days                          Total Outstanding Contracts
This Month                             1,654,247.85             This Month                   76,470,519.69
1 Month Prior                          1,751,143.57             1 Month Prior                79,351,652.74
2 Months Prior                           618,211.54             2 Months Prior               82,354,984.57

Total                                  4,023,602.96             Total                       238,177,157.00

a) 3 Month Average                     1,341,200.99             b) 3 Month Average           79,392,385.67

c) a/b                                         1.69%

2. Does a Delinquency Condition Exist (1c > 6% )?         Yes____________  No  X

3. Restricting Event Check

   A. A Delinquency Condition exists for current
      period?                                             Yes____________  No  X
   B. An Indenture Event of Default has occurred
      and is then continuing?                             Yes____________  No  X

4. Has a Servicer Event of Default occurred?              Yes____________  No  X

5. Amortization Event Check

   A. Is 1c  > 8% ?                                       Yes____________  No  X

   B. Bankruptcy, insolvency, reorganization;
      default/violation of any covenant or obligation
      not remedied within 90 days?                        Yes____________  No  X

   C. As of any Determination date, the sum of all
      defaulted contracts since the Closing date
      exceeds 6% of the ADCB on the Closing Date?         Yes____________  No  X

6. Aggregate Discounted Contract Balance at Closing
   Date                                                  Balance $270,243,724.70
                                                         -----------------------

            DELINQUENT LEASE SUMMARY

Days Past Due                           Current Pool Balance                # Leases
-------------                           --------------------                --------
 31 - 60                                      339,349.24                        21
 61 - 90                                      654,897.35                        10
91 - 180                                    1,654,247.85                        12

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization